UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2025 (April 25, 2025)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2025, Pluri Inc. (the “Company”) entered into an amendment (the “Amendment”) to its previously executed Securities Purchase Agreement (the “Securities Purchase Agreement”) with a company wholly-beneficially owned by Mr. Alejandro Weinstein, a non-U.S. investor (the “Investor”), a director of the Company. The Company previously issued the Investor (i) 1,383,948 common shares, par value $0.00001 per share (the “Common Shares”) of the Company, (ii) pre-funded warrants to purchase up to 26,030 Common Shares, and (iii) warrants to purchase up to 84,599 Common Shares.

Pursuant to the Amendment, the Company and the Investor agreed to exchange 976,139 of the Common Shares for additional pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 976,139 Common Shares. The Pre-Funded Warrants have the same terms as the pre-funded warrants issued to the Investor pursuant to the Securities Purchase Agreement, and as such, they have an exercise price of $0.0001 per share, are exercisable at any time following the receipt of certain approvals from the Company’s shareholders, as required by the applicable rules of the Nasdaq Capital Market, and remain exercisable until exercised in full. The Pre-Funded Warrants contain customary anti-dilution provisions and are subject to a 19.99% beneficial ownership limitation until shareholder approval is obtained.

The securities issued with respect to the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) of the Securities Act. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the Amendment and the Pre-Funded Warrants are qualified in their entirety by reference to the full text of the forms of the Amendment and the Pre-Funded Warrants, copies of which are filed as Exhibits 10.1 and 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
10.1	Amendment to Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: April 25, 2025	By:	/s/ Liat Zalts
	Name:	Liat Zalts
	Title:	Chief Financial Officer

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